WT MUTUAL FUND
Wilmington Prime Money Market Fund
Wilmington U.S. Government Money Market Fund
Wilmington Tax-Exempt Money Market Fund
(each a “Fund” and collectively, the “Funds”)
Supplement dated December 5, 2008
to the Prospectuses dated November 1, 2008

The information in this Supplement contains new and additional information beyond that in the Prospectuses dated November 1, 2008 for Institutional Shares, Service Shares and W Shares of the Funds and should be read in conjunction with those Prospectuses.
The Funds currently participate in the United States Department of the Treasury’s (the “Treasury”) Temporary Guarantee Program for Money Market Funds (the “Program”), the initial term of which extends through December 18, 2008 (the “Initial Term”), and have applied for continued participation in the Program through the Program’s extension date of April 30, 2009 (the “Extension Period”). In the event that a Fund’s NAV should drop below $0.995 (the “Guarantee Event”) and the Fund elects to liquidate, the Program provides coverage to shareholders of the Fund for amounts held in that Fund as of the close of business on September 19, 2008, subject to certain conditions and limitations. Participation in the Program does not guarantee a $1.00 net asset value upon redemption or liquidation of shares.
Any increase in the number of Fund shares held in an account after the close of business day on September 19, 2008 are not guaranteed. If the number of Fund shares held in the account fluctuates during the period covered by the Program, shareholders are covered for the lesser of the number of Fund shares held as of the close of business on September 19, 2008, or the number of shares held in the Fund on the date of the Guarantee Event. If a Fund shareholder closes his or her Fund account, any future investment in the Fund through a new account are not guaranteed under the Program. If a shareholder of a Fund exchanges shares from one Fund to another Fund, the Program coverage does not carry over to the new Fund. Furthermore, the Program is limited to the total amount of coverage available under the Federal Exchange Stabilization Fund for all participants in the Program at the time of the Guarantee Event, currently estimated at $50 billion.
The cost to participate in the Program is borne by each Fund, although generally only shareholder balances as of September 19, 2008 are covered by the Program. During the Initial Term, the Funds paid to the Treasury an amount equal to 0.01% of the net asset value of each Fund as of September 19, 2008 in order to participate. Participation during the Extension Period requires a payment to the Treasury in an amount equal to 0.015% of the net asset value of each Fund as of September 19, 2008. The Treasury may elect to extend the Program for one or more additional terms extending through September 18, 2009, while continuing to limit coverage under the Program to shareholders as of September 19, 2008. If the Program is extended, and if the Board of Trustees of WT Mutual Fund determines to continue to participate in the extension of the Program, the cost to participate in the extension of the Program would continue to be borne by the Funds although generally only shareholder balances as of September 19, 2008 may be covered by the extension of the Program.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE